                            To Holders of the Company's Bylaws:

                     Effective December 11, 2008, Article IV, Section 9
                     was amended to change the Succession to Chairman's
                        Duties in Chairman's Absence or Disability.

                                     BARBARA E. MATHEWS
                                    Corporate Secretary

                                           BYLAWS

                                             OF

                                    EDISON INTERNATIONAL

                                AS AMENDED TO AND INCLUDING

                                     DECEMBER 11, 2008

Page

                                           INDEX

                                                                 Page
                                ARTICLE I - PRINCIPAL OFFICE
Section  1.  Principal Office.......................................1

                                 ARTICLE II - SHAREHOLDERS

                                  ARTICLE III - DIRECTORS

Page i

                                   ARTICLE IV - OFFICERS

Section   9.  Chairman's Duties; Succession to

Section 14.  Associate General Counsel's and Assistant General

Page ii

                                ARTICLE V - OTHER PROVISIONS
Section   1.  Inspection of Corporate Records......................19
Section   2.  Inspection of Bylaws.................................20
Section   3.  Contracts and Other Instruments, Loans, Notes

                                ARTICLE VI - INDEMNIFICATION

                             ARTICLE VII - EMERGENCY PROVISIONS

Page iii

                                 ARTICLE VIII - AMENDMENTS
Section   1.  Amendments...........................................29

Page iv

                                           BYLAWS

                  Bylaws for the regulation, except as otherwise provided
                        by statute or its Articles of Incorporation

                                             of

                                    EDISON INTERNATIONAL

                                AS AMENDED TO AND INCLUDING
                                      OCTOBER 20, 2005

                                ARTICLE I - PRINCIPAL OFFICE

Section 1.  Principal Office.

        The  principal  office of the Corporation is hereby fixed and located at 2244 Walnut
Grove  Avenue,  in the City of Rosemead,  County of Los Angeles,  State of  California.  The
Board of Directors  is hereby  granted  full power and  authority  to change said  principal office from one location to another.

                                 ARTICLE II - SHAREHOLDERS

Section 1.  Meeting Locations.

        All meetings of shareholders shall be held at the principal office of the corporation or at such  other  place or places  within or  without  the  State of  California  as may be designated  by the Board of Directors  (the  "Board").  In the event such places shall prove inadequate in capacity for any meeting of  shareholders,  an adjournment may be taken to and the  meeting  held at such other  place of adequate  capacity  as may be  designated  by the officer of the corporation presiding at such meeting.

Section 2.  Annual Meetings.

        Annual meetings of shareholders shall be held on the fourth Thursday of the month of
April of each year at such time as the Chairman of the Board shall  designate on said day to elect  directors to hold office for the year next ensuing and until their  successors  shall be elected,  and to consider and act upon such other matters as may lawfully be presented to such meeting;  provided,  however,  that should said day fall upon a legal holiday, then any such annual meeting of  shareholders  shall be held at such designated time and place on the next day thereafter ensuing which is not a legal holiday.

ARTICLE II

Section 3.  Special Meetings.

        Special  meetings of the shareholders  may be called at any time by the  Board,  the
Chairman of the Board,  the President,  or upon written  request of any three members of the
Board,  or by the holders of shares  entitled to cast not less than ten percent of the votes at such meeting.  Upon request in writing to the Chairman of the Board,  the President,  any
Vice  President  or the  Secretary by any person  (other than the Board)  entitled to call a special  meeting of  shareholders,  the officer  forthwith shall cause notice to be given to the  shareholders  entitled to vote that a meeting  will be held at a time  requested by the person or persons  calling the meeting,  not less than  thirty-five nor more than sixty days after the  receipt of the  request.  If the  notice is not given  within  twenty  days after receipt of the request, the persons entitled to call the meeting may give the notice.

Section 4.  Notice of Annual or Special Meeting.

        Written notice of each annual or special meeting of shareholders  shall be given not less than ten (or if sent by third-class  mail,  thirty) nor more than sixty days before the date of the meeting to each  shareholder  entitled to vote thereat.  Such notice shall state the place,  date,  and hour of the  meeting  and (i) in the case of a special  meeting,  the general  nature of the business to be  transacted,  and no other business may be transacted, or (ii) in the case of an annual meeting,  those matters which the Board, at the time of the mailing of the notice,  intends to present for action by the  shareholders,  but, subject to the provisions of applicable law and these Bylaws,  any proper matter may be presented at an annual  meeting  for such  action.  The  notice of any  special  or annual  meeting at which directors are to be elected shall include the names of nominees  intended at the time of the
notice to be  presented  by the Board for  election.   "For any matter to be  presented by a
shareholder  at an annual  meeting,  including  the  nomination  of any person (other than a person  nominated by or at the  direction  of the Board) for election to the Board,  written notice must be received by the Secretary of the  corporation  from the  shareholder not more than one  hundred  eighty  days nor less than one  hundred  twenty days prior to the date on which the proxy  materials  for the prior  year's  annual  meeting  were first  released  to shareholders by the corporation;  provided however,  that in the event the annual meeting to which the  shareholder's  written  notice relates is to be held on a date which is more than thirty days earlier or later than the date of the annual meeting  specified in these Bylaws, the notice  from a  shareholder  must be  received by the  Secretary  not  earlier  than two hundred  twenty  days  prior to the date of the annual  meeting  to which the  shareholder's notice  relates  nor later than one  hundred  sixty  days  prior to the date of such  annual meeting,  unless less than one hundred seventy days' prior public  disclosure of the date of the  meeting  is made by the  earliest  possible  quarterly  report  on Form  10-Q,  or,  if impracticable,  any means reasonably  calculated to inform  shareholders  including  without limitation  a report on Form 8-K, a press  release or  publication  once in a newspaper of
general  circulation in the county in which the principal office is located,  in which event notice  by the  shareholder  to be  timely  must be  received  not  later  than the close of business on the tenth day following the date of such public  disclosure.  The  shareholder's notice to the  Secretary  shall set  forth  (a) a  brief  description  of each  matter to be presented  at the annual  meeting by the  shareholder;  (b) the  name and  address,  as they appear on the  corporation's  books, of the shareholder;  (c) the class and number of shares of the corporation  which are beneficially  owned by the  shareholder;  and (d) any material interest of the  shareholder in the matters to be presented.  Any shareholder who intends to nominate  a  candidate  for  election  as a  director  shall also set forth in such a notice
(i) the name,  age,  business  address and residence  address of each nominee that he or she intends to nominate at the meeting,  (ii) the  principal  occupation  or  employment of each nominee,  (iii) the  class  and  number  of  shares  of  capital  stock  of the  corporation beneficially  owned by each nominee,  and (iv) any other information  concerning the nominee that would be required under the rules of the Securities and Exchange  Commission in a proxy statement  soliciting proxies for the election of the nominee. The notice shall also include a consent,  signed by the shareholder's  nominees, to serve as a director of the corporation if elected.  Notwithstanding  anything in these Bylaws to the  contrary,  and subject to the provisions  of any  applicable  law, no business  shall be  conducted at a special or annual meeting except in accordance with the procedures set forth in this Section 4.

        Notice of a shareholders' meeting shall be given either personally or by first-class mail (or, if the  outstanding  shares of the  corporation  are held of record by 500 or more persons  on the record  date for the  meeting,  by  third-class  mail) or by other  means of written  communication,  addressed  to the  shareholder  at the address of such  shareholder appearing on the books of the  corporation or given by the  shareholder  to the  corporation for the purpose of notice;  or, if no such address  appears or is given,  at the place where the principal  office of the  corporation  is located or by  publication  at least once in a newspaper of general  circulation  in the county in which the  principal  office is located.
Notice by mail shall be deemed to have been given at the time a written  notice is deposited in the United States mails,  postage  prepaid.  Any other written  notice shall be deemed to have been given at the time it is  personally  delivered to the recipient or is delivered to a common carrier for transmission,  or actually  transmitted by the person giving the notice by electronic means, to the recipient.

Section 5.  Quorum.

        A majority of the shares  entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of  shareholders.  The affirmative  vote of a majority of the  shares  represented  and  voting at a duly held  meeting  at which a quorum is  present
(which  shares  voting  affirmatively  also  constitute  at least a majority of the required quorum) shall be the act of the shareholders,  unless the vote of a greater number or voting by classes is required by law or the

Articles;  provided,  however,  that the  shareholders
present at a duly  called or held  meeting at which a quorum is present  may  continue to do business until adjournment,  notwithstanding  the withdrawal of enough  shareholders to have less than a quorum,  if any action taken (other than  adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 6.  Adjourned Meeting and Notice Thereof.

        Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a  majority  of the  shares,  the  holders  of which are  either present in person or represented  by proxy  thereat,  but in the absence of a quorum (except as provided in  Section 5  of this  Article) no other  business  may be  transacted  at such meeting.

        It shall not be necessary to give any notice of the time and place of the  adjourned meeting or of the  business to be  transacted  thereat,  other than by  announcement  at the meeting at which such  adjournment is taken. At the adjourned  meeting,  the corporation may transact any business  which might have been  transacted at the original  meeting.  However, when any  shareholders'  meeting is  adjourned  for more than  forty-five  days or, if after adjournment  a new record date is fixed for the adjourned  meeting,  notice of the adjourned meeting shall be given as in the case of an original meeting.

Section 7.  Voting.

        The  shareholders  entitled to notice of any meeting or to vote at any such  meeting shall be only persons in whose name shares stand on the stock records of the  corporation on the record date determined in accordance with Section 8 of this Article.

        Voting shall in all cases be subject to the provisions of Chapter 7 of the California
General Corporation Law, and to the following provisions:

        (a)   Subject to  clause (g),  shares held by an  administrator, executor, guardian, conservator  or custodian may be voted by such holder either in person or by proxy,  without a transfer of such  shares  into the  holder's  name;  and shares  standing in the name of a trustee may be voted by the trustee,  either in person or by proxy,  but no trustee shall be entitled  to vote  shares  held by such  trustee  without a transfer of such shares into the trustee's name.

        (b)   Shares standing in the name of a receiver  may be voted by such receiver;  and shares held by or under the control of a receiver may be voted by such receiver  without the transfer  thereof into the  receiver's  name if authority to do so is contained in the order of the court by which such receiver was appointed.

        (c)  Subject to the provisions of Section 705 of the California General  Corporation
Law and except where otherwise  agreed in writing between the parties,  a shareholder  whose shares  are  pledged  shall be  entitled  to vote such  shares  until the  shares  have been transferred  into the name of the pledgee,  and  thereafter the pledgee shall be entitled to vote the shares so transferred.

        (d)   Shares  standing  in the name of a minor  may be voted and the corporation may treat all rights  incident  thereto  as  exercisable  by the  minor,  in person or by proxy, whether or not the corporation has notice,  actual or constructive,  of the non-age unless a guardian of the minor's  property has been appointed and written notice of such  appointment given to the corporation.

        (e)  Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer,  agent or  proxyholder  as the bylaws of such other  corporation  may prescribe  or, in the absence of such  provision,  as the Board of  Directors  of such other corporation may determine or, in the absence of such  determination,  by the chairman of the board,  president or any vice  president of such other  corporation,  or by any other person authorized  to do so by the chairman of the board,  president or any vice  president of such other  corporation.  Shares  which are  purported  to be voted or any proxy  purported to be executed in the name of a  corporation  (whether  or not any title of the person  signing is indicated)  shall be  presumed  to be voted or the proxy  executed  in  accordance  with the provisions of this subdivision, unless the contrary is shown.

        (f)   Shares  of  the  corporation owned by any of  its  subsidiaries  shall  not be entitled to vote on any matter.

        (g)   Shares of the corporation held by the corporation in a fiduciary capacity, and shares of the corporation  held in a fiduciary  capacity by any of its  subsidiaries,  shall not be entitled to vote on any matter,  except to the extent that the settlor or  beneficial owner  possesses  and  exercises  a  right  to  vote  or to  give  the  corporation  binding instructions as to how to vote such shares.

        (h)   If  shares stand of  record  in the  names  of two or  more  persons,  whether fiduciaries,  members of a partnership,  joint tenants,  tenants in common, husband and wife as community property,  tenants by the entirety,  voting trustees,  persons entitled to vote under a  shareholder  voting  agreement or otherwise,  or if two or more persons  (including proxyholders) have the same fiduciary  relationship  respecting the same shares,  unless the secretary of the  corporation  is given written notice to the contrary and is furnished with a copy of the instrument or order  appointing them or creating the  relationship  wherein it is so provided, their acts with respect to voting shall have the following effect:

            (i)   If only one votes, such act binds all;

            (ii)  If more than one vote, the act of the majority so voting binds all;

            (iii) If more than one  vote,  but the vote is evenly  split on any  particular matter, each faction may vote the securities in question proportionately.

If the instrument so filed or the  registration of the shares shows that any such tenancy is held in unequal  interests,  a majority or even split for the purpose of this section  shall be a majority or even split in interest.

      No  shareholder  of any  class of  stock of this  corporation  shall  be  entitled  to cumulate votes at any election of directors of this corporation.

      Elections for directors need not be by ballot;  provided,  however, that all elections for directors  must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

      In any election of directors,  the candidates receiving the highest number of votes of the  shares  entitled  to be voted for them up to the number of  directors  to be elected by such shares are elected.

Section 8.  Record Date.

      The  Board  may  fix,  in  advance,  a  record  date  for  the  determination  of  the shareholders  entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other  distribution,  or any allotment of rights,  or to exercise  rights in respect of any other  lawful  action.  The record date so fixed shall be not more than sixty days nor less than ten days prior to the date of the  meeting nor more than sixty days prior to any other  action.  When a record date is so fixed,  only  shareholders  of record at the close of  business  on that date are  entitled to notice of and to vote at the meeting or to receive the dividend,  distribution,  or allotment of rights,  or to exercise the rights, as the case may be,  notwithstanding  any  transfer  of shares on the books of the  corporation after the record date, except as otherwise provided by law or these Bylaws.  A determination of  shareholders  of record  entitled  to notice of or to vote at a meeting of  shareholders shall apply to any  adjournment  of the meeting unless the Board fixes a new record date for the  adjourned  meeting.  The Board shall fix a new record date if the meeting is  adjourned for more than forty-five days.

      If no record date is fixed by the Board, the record date for determining  shareholders entitled  to  notice  of or to vote at a meeting  of  shareholders  shall be at the close of business on the business day next  preceding  the day on which notice is given or, if notice is waived,  at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining  shareholders for any purpose other than as set forth in this

Section 8 or Section 10 of this Article shall be at the close of business on the day on which the Board adopts the resolution  relating  thereto,  or the sixtieth day prior to the date of such other action, whichever is later.

Section 9.  Consent of Absentees.

      The  transactions  of any meeting of  shareholders,  however  called and noticed,  and wherever  held,  are as valid as though had at a meeting  duly held after  regular  call and notice,  if a quorum is present either in person or by proxy, and if, either before or after the meeting,  each of the persons entitled to vote, not present in person or by proxy, signs a written  waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof.  All such waivers,  consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.  Neither the business to be transacted at nor the purpose of any regular or special  meeting of  shareholders  need be specified in any  written  waiver of notice,  consent to the  holding of the  meeting or  approval of the
minutes  thereof,   except  as  provided  in   Section 601 (f)  of  the  California  General
Corporation Law.

Section 10. Action Without Meeting.

      Subject to Section 603 of the California  General  Corporation  Law, any action which, under any provision of the California  General  Corporation  Law, may be taken at any annual or special meeting of  shareholders  may be taken without a meeting and without prior notice if a consent in writing,  setting forth the action so taken,  shall be signed by the holders of  outstanding  shares  having  not less than the  minimum  number of votes  that  would be necessary  to  authorize  or take such  action at a meeting at which all shares  entitled to vote thereon were  present and voted.  Unless a record date for voting  purposes be fixed as provided  in  Section 8  of this  Article,  the  record  date for  determining  shareholders entitled to give consent pursuant to this Section 10,  when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

Section 11. Proxies.

      Every  person  entitled  to vote  shares has the right to do so either in person or by one or  more  persons,  not to  exceed  three,  designated  by a  proxy  authorized  by such shareholder  or the  shareholder's  attorney  in fact and  filed  with the  corporation,  in accordance  with Cal. Corp.  Codess.178.  Subject to the following  sentence,  any proxy duly authorized  continues in full force and effect until  revoked by the person  authorizing  it prior to the vote pursuant  thereto by a writing  delivered to the corporation  stating that the proxy is revoked or by a  subsequent  proxy  authorized  by the person  authorizing  the prior proxy and  presented to the  meeting,  or by  attendance  at the meeting and voting in person by the person authorizing the proxy;  provided,  however, that a proxy is not revoked by the death or incapacity of the maker unless,  before the vote is counted,  written notice
of such death or incapacity is received by this  corporation.  No proxy shall be valid after the  expiration  of  eleven  months  from the  date of its  authorization  unless  otherwise provided in the proxy.

Section 12. Inspectors of Election.

      In advance of any meeting of  shareholders,  the Board may  appoint any persons  other than nominees as inspectors of election to act at such meeting and any adjournment  thereof.
If  inspectors  of election are not so  appointed,  or if any persons so  appointed  fail to appear or refuse to act,  the  chairman of any such  meeting  may, and on the request of any shareholder or shareholder's proxy shall, make such appointments at the meeting.  The number of inspectors  shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies,  the majority of shares present shall determine whether one or three inspectors are to be appointed.

      The  duties  of such  inspectors  shall be as  prescribed  by  Section 707  (b) of the
California  General  Corporation  Law and shall  include:  determining  the number of shares outstanding  and the  voting  power of each,  the shares  represented  at the  meeting,  the existence  of a quorum,  and the  authenticity,  validity  and effect of proxies;  receiving votes, ballots or consents;  hearing and determining all challenges and questions in any way arising  in  connection  with the  right to  vote;  counting  and  tabulating  all  votes or consents;  determining  when the polls shall close;  determining the result;  and doing such acts as may be proper to conduct the election or vote with fairness to all shareholders.  If there are three  inspectors of election,  the decision,  act or certificate of a majority is effective  in all  respects  as the  decision,  act or  certificate  of all.  Any  report or certificate  made by the  inspectors of election is prima facie evidence of the facts stated
therein.

                                                                                 ARTICLE III

                                  ARTICLE III - DIRECTORS

Section 1.  Powers.

      Subject to limitations of the Articles,  of these Bylaws and of the California General
Corporation  Law relating to action  required to be approved by the  shareholders  or by the outstanding  shares,  the business and affairs of the  corporation  shall be managed and all corporate  powers shall be exercised by or under the  direction of the Board.  The Board may delegate the  management  of the  day-to-day  operation  of the business of the  corporation provided  that  the  business  and  affairs  of the  corporation  shall be  managed  and all corporate  powers shall be  exercised  under the  ultimate  direction of the Board.  Without prejudice  to such  general  powers,  but  subject  to the same  limitations,  it is  hereby expressly  declared that the Board shall have the following  powers in addition to the other powers enumerated in these Bylaws:

      (a)   To select  and  remove  all the other  officers,  agents  and  employees  of the corporation,  prescribe the powers and duties for them as may not be inconsistent  with law, with the Articles or these  Bylaws,  fix their  compensation  and require from them security for faithful service.

      (b)   To conduct,  manage and control the affairs and business of the  corporation and to make such rules and regulations  therefor not inconsistent with law, or with the Articles or these Bylaws, as they may deem best.

      (c)   To  adopt,  make  and use a  corporate  seal,  and to  prescribe  the  forms  of certificates  of stock,  and to alter the form of such  seal and of such  certificates  from time to time as in their judgment they may deem best.

      (d)   To  authorize  the issuance of shares of stock of the  corporation  from time to time, upon such terms and for such consideration as may be lawful.

      (e)   To borrow money and incur indebtedness for the purposes of the corporation,  and to cause to be executed and delivered  therefor,  in the corporate name,  promissory  notes, bonds, debentures, deeds of trust, mortgages, pledges,  hypothecations or other evidences of debt and securities therefor.

Section 2.  Number of Directors.

      The  authorized  number  of  directors  shall be not  less  than  nine  nor more  than seventeen  until  changed by  amendment  of the  Articles or by a Bylaw duly  adopted by the shareholders.  The exact number of directors shall be fixed, within the limits specified, by the Board by adoption of a resolution or by the  shareholders in the same manner provided in these Bylaws for the amendment thereof.

Section 3.  Election and Term of Office.

      The directors shall be elected at each annual meeting of the shareholders,  but if any such annual meeting is not held or the directors are not elected thereat,  the directors may be elected at any special  meeting of  shareholders  held for that  purpose.  Each  director shall hold office until the next annual  meeting and until a successor  has been elected and qualified.

Section 4.  Vacancies.

      Any director may resign  effective  upon giving  written notice to the Chairman of the
Board, the President,  the Secretary or the Board,  unless the notice specifies a later time for the  effectiveness  of such  resignation.  If the  resignation  is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

      Vacancies in the Board,  except those existing as a result of a removal of a director, may be filled by a majority of the remaining  directors,  though less than a quorum, or by a sole  remaining  director,  and each  director so elected  shall hold office  until the next annual  meeting  and  until  such  director's  successor  has been  elected  and  qualified.
Vacancies  existing as a result of a removal of a director may be filled by the shareholders as provided by law.

      A vacancy  or  vacancies  in the Board  shall be deemed to exist in case of the death, resignation  or  removal  of any  director,  or if the  authorized  number of  directors  be increased,  or if the shareholders fail, at any annual or special meeting of shareholders at which  any  director  or  directors  are  elected,  to elect the full  authorized  number of directors to be voted for at that meeting.

      The Board may  declare  vacant  the  office of a  director  who has been  declared  of unsound mind by an order of court or convicted of a felony.

      The  shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the  directors.  Any such election by written  consent other than to fill a vacancy  created by removal  requires  the consent of a majority  of the  outstanding shares  entitled to vote. If the Board  accepts the  resignation  of a director  tendered to take  effect at a future  time,  the Board or the  shareholders  shall have power to elect a successor to take office when the resignation is to become effective.

      No reduction of the authorized  number of directors  shall have the effect of removing any director prior to the expiration of the director's term of office.

Section 5.  Place of Meeting.

      Regular or special  meetings of the Board shall be held at any place within or without the  State of  California  which  has been  designated  from time to time by the Board or as provided in these Bylaws.  In the absence of such  designation,  regular  meetings  shall be held at the principal office of the corporation.

Section 6.  Organization Meeting.

      Promptly  following each annual meeting of shareholders the Board shall hold a regular meeting for the purpose of  organization,  election of officers and the transaction of other business.

Section 7.  Special Meetings and Other Regular Meetings.

      Special  meetings and regular meetings other than  organization  meetings of the Board for any purpose or  purposes  may be called at any time by the  Chairman  of the Board,  the
President, any Vice President, the Secretary or by any two directors.

      Such  meetings  of the  Board  shall  be  held  upon  four  days'  notice  by  mail or forty-eight hours' notice delivered personally or by telephone,  including a voice messaging system  or  other  system  or  technology  designed  to  record  and  communicate  messages, telegraph,  telex, facsimile,  electronic mail or other similar means of communication.  Any such notice shall be addressed or  delivered to each  director at such  director's  address, telephone  number,  telex number,  facsimile  number,  E-mail address,  or other  designated location(s),  as shown upon the records of the  corporation or as may have been given to the corporation  by the director for purposes of notice or, if such  information is not shown on such  records or is not  readily  ascertainable,  at the place in which the  meetings of the directors are regularly held. The notice need not specify the purpose of such meeting.

      Notice by mail  shall be deemed  to have  been  given at the time a written  notice is deposited in the United States mail,  postage  prepaid.  Any other  written  notice shall be deemed to have been given at the time it is  personally  delivered  to the  recipient  or is delivered  to a common  carrier  for  transmission,  or actually  transmitted  by the person giving the notice by  electronic  means to the  recipient.  Oral  notice  shall be deemed to have been given at the time it is  communicated,  in person or by  telephone,  wireless,  or other similar means,  to the recipient or to a person at the office of the recipient who the person  giving  the  notice  has  reason to  believe  will  promptly  communicate  it to the recipient,  or actually  transmitted  to the  recipient by the person giving the notice by a system or technology designed to record and communicate messages.

Section 8.  Quorum.

      One-third of the number of authorized directors  constitutes a quorum of the Board for the  transaction  of business,  except to adjourn as provided in Section ll of this Article.
Every act or decision done or made by a majority of the directors  present at a meeting duly held at which a quorum  is  present  shall be  regarded  as the act of the  Board,  unless a greater number is required by law or by the Articles;  provided,  however, that a meeting at which a quorum is initially  present may continue to transact business  notwithstanding  the withdrawal  of  directors,  if any action  taken is  approved  by at least a majority of the required quorum for such meeting.

Section 9.  Participation in Meetings by Conference Telephone.

      Members of the Board may participate in a meeting through use of conference  telephone or similar  communications  equipment,  so long as all members participating in such meeting can hear one another. Such participation constitutes presence in person at such meeting.

Section 10. Waiver of Notice.

      The  transactions of any meeting of the Board,  however called and noticed or wherever held,  are as valid as though had at a meeting duly held after  regular call and notice if a quorum is present and if,  either  before or after the meeting,  each of the  directors  not present signs a written  waiver of notice,  a consent to holding such meeting or an approval of the minutes  thereof.  All such  waivers,  consents or approvals  shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 11. Adjournment.

      A majority of the directors present,  whether or not a quorum is present,  may adjourn any  directors'  meeting to another time and place.  Notice of the time and place of holding an adjourned  meeting  need not be given to absent  directors if the time and place is fixed at the meeting  adjourned.  If the meeting is  adjourned  for more than  twenty-four  hours, notice of any  adjournment  to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 12. Fees and Compensation.

      Directors and members of committees may receive such  compensation,  if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

Section 13. Action Without Meeting.

      Any  action  required  or  permitted  to be taken by the Board may be taken  without a meeting if all members of the Board shall  individually or  collectively  consent in writing to such action.  Such written  consent or consents shall have the same force and effect as a unanimous  vote of the Board and shall be filed with the minutes of the  proceedings  of the
Board.

Section 14. Rights of Inspection.

      Every director  shall have the absolute  right at any  reasonable  time to inspect and copy all books,  records and documents of every kind and to inspect the physical  properties of the  corporation  and also of its  subsidiary  corporations,  domestic or  foreign.  Such inspection  by a director  may be made in person or by agent or attorney  and  includes  the right to copy and make extracts.

Section 15. Committees.

      The  Board  may  appoint  one or  more  committees,  each  consisting  of two or  more directors,  to serve at the pleasure of the Board. The Board may delegate to such committees any or all of the authority of the Board except with respect to:

      (a)   The  approval of any action for which the  California  General  Corporation  Law also requires shareholders' approval or approval of the outstanding shares;

      (b)   The filling of vacancies on the Board or in any committee;

      (c)   The fixing of  compensation  of the directors for serving on the Board or on any committee;

      (d)   The amendment or repeal of Bylaws or the adoption of new Bylaws;

      (e)   The  amendment  or repeal of any  resolution  of the Board  which by its express terms is not so amendable or repealable;

      (f)   A distribution to the  shareholders of the corporation  except at a rate or in a periodic amount or within a price range determined by the Board; or

      (g)   The appointment of other committees of the Board or the members thereof.

ARTICLE IV

      Any such committee,  or any member or alternate  member thereof,  must be appointed by resolution  adopted by a majority of the exact number of  authorized  directors as specified in Section 2  of this  Article.  The Board shall have the power to prescribe  the manner and timing of giving of notice of regular or special  meetings of any  committee  and the manner in which  proceedings  of any  committee  shall be  conducted.  In the  absence  of any such prescription,  such  committee  shall  have the power to  prescribe  the manner in which its proceedings shall be conducted.  Unless the Board or such committee shall otherwise provide, the regular and special  meetings and other actions of any such committee  shall be governed by the provisions of this Article  applicable to meetings and actions of the Board.  Minutes shall be kept of each meeting of each committee.

                                   ARTICLE IV - OFFICERS

Section 1.  Officers.

      The  officers of the  corporation  shall be a Chairman of the Board,  a  President,  a
Chief Financial  Officer,  one or more Vice  Presidents,  a General Counsel and a Secretary.
The  corporation  may also  have,  at the  discretion  of the Board,  one or more  Associate
General Counsel, one or more Assistant General Counsel, a Controller,  one or more Assistant
Controllers,  a  Treasurer,  one or more  Assistant  Treasurers  and  one or more  Assistant
Secretaries,  and such other  officers as may be elected or  appointed  in  accordance  with
Section 5 of this Article.  The Board, the Chairman of the Board or the President may confer a special title upon any Vice President not specified herein.

Section 2.  Election.

      The officers of the  corporation,  except such officers as may be elected or appointed in  accordance  with the  provisions  of Section 5 or  Section 6 of this  Article,  shall be chosen  annually  by, and shall  serve at the  pleasure  of the Board,  and shall hold their respective  offices  until  their  resignation,  removal,  or  other  disqualification  from service, or until their respective successors shall be elected.

Section 3.  Eligibility of Chairman.

      No person  shall be  eligible  for the office of  Chairman  of the Board  unless  such person is a member of the Board of the  corporation;  any other  officer may or may not be a director.

Section 4.  Removal and Resignation.

      Any officer may be removed,  either with or without cause, by the Board at any time or by any  officer  upon whom such power of removal  may be  conferred by the Board.  Any such
removal shall be without  prejudice to the rights, if any, of the officer under any contract of employment of the officer.

      Any officer may resign at any time by giving  written notice to the  corporation,  but without  prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.  Any such  resignation  shall take  effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise  specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5.  Appointment of Other Officers.

      The Board may appoint  such other  officers as the  business  of the  corporation  may require,  each of whom shall hold office for such period,  have such authority,  and perform such duties as are provided in the Bylaws or as the Board may from time to time determine.

Section 6.  Vacancies.

      A vacancy in any office because of death,  resignation,  removal,  disqualification or any other cause shall be filled at any time  deemed  appropriate  by the Board in the manner prescribed in these Bylaws for regular election or appointment to such office.

Section 7.   Salaries.

      The salaries of the Chairman of the Board,  President,  Chief Financial Officer,  Vice
Presidents,  General Counsel,  Controller,  Treasurer and Secretary of the corporation shall be fixed by the Board.  Salaries of all other  officers  shall be as  approved  from time to time by the chief executive officer.

Section 8.  Furnish Security for Faithfulness.

      Any officer or employee  shall,  if required by the Board,  furnish to the corporation security for faithfulness to the extent and of the character that may be required.

Section 9.  Chairman's   Duties;   Succession  to  Such  Duties  in  Chairman's  Absence  or
            Disability.

      The Chairman of the Board shall be the chief executive  officer of the corporation and shall preside at all meetings of the  shareholders  and of the Board.  Subject to the Board, the  Chairman  of the Board  shall  have  charge of the  business  of the  corporation.  The
Chairman of the Board shall keep the Board fully  informed,  and shall  freely  consult them concerning the business of the corporation.

      In the absence or disability of the Chairman of the Board,  the President shall act as the chief  executive  officer  of the  corporation;  in the  absence  or  disability  of the
Chairman of the Board and the  President,  the next in order of election by the Board of the
Vice Presidents shall act as chief executive officer of the corporation.

      In the absence or disability of the Chairman of the Board,  one of the following shall act, in the order indicated,  as Chairman of the Board at meetings of the Board:  first, any member of the Board who has been  designated by the Board as a lead  director;  second,  the
President,  if a member of the Board;  third, a Vice  President,  if any, who is a member of the Board, in order of election;  and, fourth,  any member of the Board who is designated by the Board as a temporary Chairman to preside at any such meeting of the Board.

Section 10. President's Duties.

      The  President  shall  perform  such other  duties as the  Chairman of the Board shall delegate or assign to such officer.

Section 11. Chief Financial Officer.

      The Chief Financial Officer of the corporation  shall be the chief consulting  officer in all  matters of  financial  import  and shall have  control  over all  financial  matters concerning the corporation.  If the corporation does not have a currently elected and acting
Controller,  the Chief Financial  Officer shall also be the Chief Accounting  Officer of the corporation.

Section 12. Vice Presidents' Duties.

      The Vice  Presidents  shall perform such other duties as the chief  executive  officer shall designate.

Section 13. General Counsel's Duties.

      The General  Counsel shall be the chief  consulting  officer of the corporation in all legal  matters  and,  subject to the chief  executive  officer,  shall have control over all matters of legal import concerning the corporation.

Section 14. Associate General Counsel's and Assistant General Counsel's Duties.

      The Associate  General Counsel shall perform such of the duties of the General Counsel as the General  Counsel  shall  designate,  and in the absence or  disability of the General
Counsel,  the Associate General Counsel, in order of election to that office by the Board at its latest  organizational  meeting,  shall

perform the duties of the General  Counsel.  The
Assistant General Counsel shall perform such duties as the General Counsel shall designate.

Section 15. Controller's Duties.

      The Controller shall be the chief  accounting  officer of the Corporation and, subject to the Chief Financial  Officer,  shall have control over all accounting  matters concerning the  Corporation  and shall perform such other duties as the Chief  Executive  Officer shall designate.

Section 16. Assistant Controllers' Duties.

      The Assistant  Controllers  shall perform such of the duties of the  Controller as the
Controller  shall  designate,  and in the  absence  or  disability  of the  Controller,  the
Assistant  Controllers,  in order of  election  to that  office by the  Board at its  latest organizational meeting, shall perform the duties of the Controller.

Section 17. Treasurer's Duties.

      It shall  be the duty of the  Treasurer  to keep in  custody  or  control  all  money, stocks,  bonds,  evidences of debt,  securities and other items of value that may belong to, or be in the possession or control of, the  corporation,  and to dispose of the same in such manner as the Board or the chief  executive  officer  may  direct,  and to perform  all acts incident to the position of Treasurer.

Section 18. Assistant Treasurers' Duties.

      The  Assistant  Treasurers  shall  perform such of the duties of the  Treasurer as the
Treasurer shall designate,  and in the absence or disability of the Treasurer, the Assistant
Treasurers,  in order of election  to that office by the Board at its latest  organizational meeting,  shall perform the duties of the Treasurer,  unless action is taken by the Board as contemplated in Article IV, Section 22.

Section 19. Secretary's Duties.

      The  Secretary  shall  keep or  cause  to be kept  full and  complete  records  of the proceedings of shareholders,  the Board and its committees at all meetings,  and shall affix the corporate seal and attest by signing copies of any part thereof when required.

      The  Secretary  shall  keep,  or  cause  to be  kept,  a  copy  of the  Bylaws  of the corporation  at the  principal  office in  accordance  with  Section 213  of the  California
General Corporation Law.

      The Secretary  shall be the custodian of the corporate seal and shall affix it to such instruments as may be required.

      The Secretary  shall keep on hand a supply of blank stock  certificates  of such forms as the Board may adopt.

      The Secretary  shall serve or cause to be served by publication  or otherwise,  as may be  required,  all  notices  of  meetings  and of other  corporate  acts  that may by law or otherwise  be  required  to be  served,  and shall make or cause to be made and filed in the principal office of the corporation, the necessary certificate or proofs thereof.

      An affidavit of mailing of any notice of a shareholders'  meeting or of any report, in accordance  with the  provisions of Section  60l (b) of the California  General  Corporation
Law,  executed by the Secretary  shall be prima facie  evidence of the fact that such notice or report had been duly given.

      The  Secretary  may,  with  the  Chairman  of  the  Board,  the  President,  or a Vice
President,  sign certificates of ownership of stock in the corporation,  and shall cause all certificates so signed to be delivered to those entitled thereto.

      The Secretary shall keep all records  required by the California  General  Corporation
Law.

      The Secretary shall  generally  perform the duties usual to the office of secretary of corporations, and such other duties as the chief executive officer shall designate.

Section 20. Assistant Secretaries' Duties.

      Assistant  Secretaries  shall  perform  such of the  duties  of the  Secretary  as the
Secretary shall designate,  and in the absence or disability of the Secretary, the Assistant
Secretaries,  in the  order  of  election  to  that  office  by  the  Board  at  its  latest organizational  meeting,  shall perform the duties of the Secretary,  unless action is taken by the Board as contemplated in Article IV, Sections 21 and 22 of these Bylaws.

Section 21. Secretary Pro Tempore.

      At any  meeting  of the  Board or of the  shareholders  from  which the  Secretary  is absent, a Secretary pro tempore may be appointed and act.

ARTICLE V

Section 22. Election of Acting Treasurer or Acting Secretary.

      The Board  may elect an Acting  Treasurer,  who shall  perform  all the  duties of the
Treasurer during the absence or disability of the Treasurer,  and who shall hold office only for such a term as shall be determined by the Board.

      The Board  may elect an Acting  Secretary,  who shall  perform  all the  duties of the
Secretary during the absence or disability of the Secretary,  and who shall hold office only for such a term as shall be determined by the Board.

      Whenever the Board shall elect  either an Acting  Treasurer  or Acting  Secretary,  or both,  the  officers  of the  corporation  as set forth in  Article IV,  Section 1  of these
Bylaws,  shall include as if therein  specifically set out, an Acting Treasurer or an Acting
Secretary, or both.

Section 23. Performance of Duties.

      Officers  shall  perform  the  duties of their  respective  offices as stated in these
Bylaws, and such additional duties as the Board shall designate.

                                ARTICLE V - OTHER PROVISIONS

Section 1.  Inspection of Corporate Records.

      (a)   A shareholder or shareholders  holding at least five percent in the aggregate of the  outstanding  voting shares of the  corporation or who hold at least one percent of such voting shares and have filed a Schedule 14B  with the United States  Securities and Exchange
Commission  relating to the election of directors of the corporation  shall have an absolute right to do either or both of the following:

            (i)   Inspect  and copy the  record of  shareholders'  names and  addresses  and shareholdings  during usual  business  hours upon five business  days' prior written  demand upon the corporation; or

            (ii)  Obtain from the transfer  agent,  if any, for the  corporation,  upon five business  days'  prior  written  demand and upon the tender of its usual  charges for such a list (the amount of which charges shall be stated to the  shareholder  by the transfer agent upon request),  a list of the shareholders' names and addresses who are entitled to vote for the election of directors  and their  shareholdings,  as of the most recent  record date for which it has been compiled or as of a date  specified by the  shareholder  subsequent to the date of demand.

      (b)   The record of  shareholders  shall also be open to inspection and copying by any shareholder or holder of a voting trust  certificate at any time during usual business hours upon written demand on the corporation,  for a purpose  reasonably  related to such holder's interest as a shareholder or holder of a voting trust certificate.

      (c)   The accounting  books and records and minutes of proceedings of the shareholders and the Board and  committees of the Board shall be open to inspection  upon written  demand on the  corporation  of any  shareholder  or holder  of a voting  trust  certificate  at any reasonable  time during  usual  business  hours,  for a purpose  reasonably  related to such holder's interests as a shareholder or as a holder of such voting trust certificate.

      (d)   Any such  inspection  and copying under this Article may be made in person or by agent or attorney.

Section 2.  Inspection of Bylaws.

      The  corporation  shall keep in its  principle  office the original or a copy of these
Bylaws  as  amended  to date,  which  shall be open to  inspection  by  shareholders  at all reasonable times during office hours.

Section 3.  Contracts and Other Instruments, Loans, Notes and Deposits of Funds.

      The Chairman of the Board,  the President,  or a Vice President,  either alone or with the Secretary or an Assistant  Secretary,  or the Secretary alone, shall execute in the name of the corporation  such written  instruments as may be authorized by the Board and, without special  direction of the Board,  such instruments as transactions of the ordinary  business of the  corporation  may require and,  such  officers  without the special  direction of the
Board may authenticate,  attest or countersign any such instruments when deemed appropriate.
The  Board may  authorize  any  person,  persons,  entity,  entities,  attorney,  attorneys, attorney-in-fact,  attorneys-in-fact, agent or agents, to enter into any contract or execute and  deliver  any  instrument  in the name of and on  behalf  of the  corporation,  and such authority may be general or confined to specific instances.

      No loans shall be  contracted  on behalf of the  corporation  and no evidences of such indebtedness  shall be issued in its name unless  authorized  by the Board as it may direct.
Such authority may be general or confined to specific instances.

      All checks,  drafts, or other similar orders for the payment of money, notes, or other such  evidences of  indebtedness  issued in the name of the  corporation shall be signed by
such  officer or  officers,  agent or agents of the  corporation  and in such  manner as the
Board or chief executive officer may direct.

      Unless  authorized by the Board or these Bylaws,  no officer,  agent,  employee or any other person or persons  shall have any power or authority  to bind the  corporation  by any contract  or  engagement  or to pledge its credit or to render it liable for any  purpose or amount.

      All funds of the  corporation  not otherwise  employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies,  or other depositories as the Board may direct.

Section 4.  Certificates of Stock and Uncertificated Stock.

      Shares of the corporation's  stock may be certificated or uncertificated,  as provided under  California law. All  certificates  of stock of the corporation  shall be numbered and shall be entered in the books of the  corporation as they are issued.  Every  certificate of stock of the  corporation  shall be signed in the name of the corporation by the Chairman of the Board,  the  President,  or a Vice  President and by the Chief  Financial  Officer,  the
Treasurer or an Assistant Treasurer or the Secretary or an Assistant  Secretary,  certifying the number of shares and the class or series of shares owned by the shareholder.  Any or all of the signatures on the certificate may be facsimile.  In case any officer,  transfer agent or registrar who has signed or whose facsimile  signature has been placed upon a certificate shall have ceased to be such officer,  transfer agent or registrar  before such  certificate is issued,  it may be issued by the corporation  with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

      Certificates  for shares and  uncertificated  shares may be used prior to full payment under such restrictions and for such purposes as the Board may provide;  provided,  however, that on any certificate  issued to represent any partly paid shares,  or, for uncertificated shares, on the initial  transaction  statement for such partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.

      Except  as  provided  in  this  Section,   no  new   certificate  for  shares  and  no
uncertificated  shares  shall be issued in lieu of an old  certificate  unless the latter is surrendered  and canceled at the same time. The Board may,  however,  if any certificate for shares is alleged to have been lost,  stolen or  destroyed,  authorize the issuance of a new certificate or uncertificated  shares in lieu thereof,  and the corporation may require that the  corporation  be given a bond or other  adequate  security  sufficient  to  indemnify it against any claim that may be made against it  (including  expense or  liability) on account of the alleged loss,  theft or destruction  of such  certificate or the issuance of such new certificate or uncertificated shares.

      Transfers  of  shares  of stock of the  corporation  shall be made on the books of the corporation only by the record holder of such stock, or by an attorney lawfully  constituted in writing,  and in the case of stock  represented by a  certificate,  upon surrender of the certificate.

Section 5.  Transfer Agent, Transfer Clerk and Registrar.

      The Board may, from time to time, appoint transfer agents,  transfer clerks, and stock registrars to transfer and register the shares of capital stock of the corporation,  and may provide that no  certificate  of capital  stock shall be valid  without the signature of the stock transfer agent or transfer clerk, and stock registrar.

Section 6.  Representation of Shares of Other Corporations.

      The chief executive  officer or any other officer or officers  authorized by the Board or the chief  executive  officer are each  authorized  to vote,  represent  and  exercise on behalf  of the  corporation  all  rights  incident  to  any  and  all  shares  of any  other corporation or corporations  standing in the name of the  corporation.  The authority herein granted  may be  exercised  either by any such  officer  in  person  or by any other  person authorized so to do by proxy or power of attorney duly executed by said officer.

Section 7.  Stock Purchase Plans.

      The  corporation  may adopt and carry out a stock  purchase plan or agreement or stock option plan or agreement  providing for the issue and sale for such  consideration as may be fixed of its unissued shares, or of issued shares acquired,  to one or more of the employees or directors of the  corporation  or of a subsidiary or to a trustee on their behalf and for the payment for such shares in  installments or at one time, and may provide for such shares in  installments  or at one time,  and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise.

      Any such stock  purchase  plan or  agreement  or stock  option plan or  agreement  may include,  among other features,  the fixing of eligibility for  participation  therein,  the class and price of shares to be issued or sold  under the plan or  agreement,  the number of shares which may be  subscribed  for, the method of payment  therefor,  the  reservation  of title until full payment  therefor,  the effect of the  termination of employment and option or obligation on the part of the  corporation to repurchase  the shares upon  termination of employment,  restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters,  not in violation of applicable  law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

                                                                                  ARTICLE VI

Section 8.  Fiscal Year and Subdivisions.

      The  calendar  year shall be the  corporate  fiscal year of the  corporation.  For the purpose of paying  dividends,  for making reports and for the convenient  transaction of the business  of the  corporation,  the Board  may  divide  the  fiscal  year  into  appropriate subdivisions.

Section 9.  Construction and Definitions.

      Unless the context otherwise requires,  the general provisions,  rules of construction and definitions contained in the General Provisions of the California  Corporations Code and
in the California General Corporation Law shall govern the construction of these Bylaws.

                                ARTICLE VI - INDEMNIFICATION

Section 1.  Indemnification of Directors and Officers.

      Each  person  who  was or is a party  or is  threatened  to be  made a party  to or is involved in any  threatened,  pending or completed  action,  suit or  proceeding,  formal or informal,  whether  brought in the name of the  corporation  or  otherwise  and whether of a civil,  criminal,  administrative or investigative  nature (hereinafter a "proceeding"),  by reason  of  the  fact  that  he or  she,  or a  person  of  whom  he or  she  is  the  legal representative,  is or was a director or officer of the  corporation or is or was serving at the  request  of the  corporation  as a  director,  officer,  employee  or agent of  another corporation  or of a  partnership,  joint  venture,  trust  or other  enterprise,  including service with respect to employee  benefit plans,  whether the basis of such proceeding is an alleged  action or inaction in an official  capacity or in any other  capacity while serving as a  director  or  officer,  shall,  subject  to the  terms of any  agreement  between  the corporation  and such person,  be  indemnified  and held harmless by the  corporation to the
fullest  extent  permissible  under  California  law  and  the  corporation's   Articles  of
Incorporation,  against all costs,  charges,  expenses,  liabilities  and losses  (including attorneys' fees,  judgments,  fines,  ERISA excise taxes or penalties and amounts paid or to be paid in  settlement)  reasonably  incurred  or  suffered  by such  person  in  connection therewith,  and such  indemnification  shall  continue as to a person who has ceased to be a director  or officer  and shall  inure to the  benefit of his or her  heirs,  executors  and administrators;  provided, however, that (A) the corporation shall indemnify any such person seeking  indemnification in connection with a proceeding (or part thereof) initiated by such person  only if such  proceeding  (or  part  thereof)  was  authorized  by the  Board of the corporation;  (B) the corporation shall indemnify any such person seeking indemnification in connection  with a proceeding (or part thereof) other than a proceeding by or in the name of the  corporation  to  procure a  judgment  in its  favor  only if any settlement  of such a
proceeding  is approved  in writing by the  corporation;  (C) that  no such person  shall be indemnified  (i) except to the extent that the aggregate of losses to be indemnified exceeds the  amount of such  losses  for which the  director  or  officer  is paid  pursuant  to any directors' and officers' liability  insurance policy maintained by the corporation;  (ii) on account of any suit in which  judgment is rendered  against such person for an accounting of profits  made from the  purchase or sale by such  person of  securities  of the  corporation pursuant to the  provisions  of  Section 16(b)  of the  Securities  Exchange Act of 1934 and
amendments  thereto or similar  provisions  of any federal,  state or local  statutory  law;
(iii) if a court of  competent  jurisdiction  finally  determines  that any  indemnification hereunder  is  unlawful;  and  (iv) as to  circumstances  in which  indemnity  is  expressly prohibited by  Section 317 of the General  Corporation  Law of California  (the "Law");  and
(D) that no such person shall be indemnified  with regard to any action brought by or in the right of the corporation for breach of duty to the corporation and its shareholders  (a) for acts or omissions  involving  intentional  misconduct  or knowing and culpable  violation of law;  (b) for acts or omissions that the director or officer  believes to be contrary to the best interests of the  corporation or its  shareholders  or that involve the absence of good faith on the part of the  director  or  officer;  (c) for  any  transaction  from  which the director or officer  derived an improper  personal  benefit;  (d) for acts or omissions that show a reckless  disregard for the  director's or officer's  duty to the  corporation or its shareholders  in  circumstances  in which the director or officer was aware,  or should have been aware,  in the ordinary  course of performing  his or her duties,  of a risk of serious injury to the corporation or its shareholders;  (e) for acts or omissions that constitute an unexcused  pattern  of  inattention  that  amounts to an  abdication  of the  director's  or officer's  duties to the  corporation  or its  shareholders;  and  (f) for  costs,  charges, expenses,  liabilities and losses arising under Section 310  or 316 of the Law. The right to indemnification  conferred  in  this  Article  shall  include  the  right  to be paid by the corporation  expenses  incurred  in  defending  any  proceeding  in  advance  of  its  final disposition;  provided,  however,  that if the Law  permits  the  payment  of such  expenses incurred by a director or officer in his or her  capacity as a director or officer  (and not in any other  capacity in which  service was or is rendered by such person  while a director or officer, including,  without limitation,  service to an employee benefit plan) in advance of the final disposition of a proceeding,  such advances shall be made only upon delivery to the  corporation of an  undertaking,  by or on behalf of such director or officer,  to repay all amounts to the corporation if it shall be ultimately  determined that such person is not entitled to be indemnified.

Section 2.  Indemnification of Employees and Agents.

      A person who was or is a party or is  threatened  to be made a party to or is involved in any  proceeding  by reason of the fact that he or she is or was an  employee  or agent of the  corporation  or is or was serving at the request of the  corporation  as an employee or agent of another  enterprise,  including  service  with respect to employee  benefit  plans, whether  the basis of such action is an alleged

action or inaction in an official  capacity
or in any other  capacity while serving as an employee or agent,  may,  subject to the terms of any agreement  between the corporation and such person,  be indemnified and held harmless by the corporation to the fullest extent  permitted by California law and the  corporation's
Articles of Incorporation,  against all costs,  charges,  expenses,  liabilities and losses,
(including  attorneys' fees,  judgments,  fines, ERISA excise taxes or penalties and amounts paid or to be paid  in  settlement)  reasonably  incurred  or  suffered  by such  person  in connection therewith.

Section 3.  Right of Directors and Officers to Bring Suit.

      If a claim  under  Section 1  of this  Article is not paid in full by the  corporation within 30 days after a written claim has been received by the corporation,  the claimant may at any time  thereafter  bring suit against the  corporation to recover the unpaid amount of the claim and, if successful in whole or in part,  the claimant shall also be entitled to be paid the  expense  of  prosecuting  such  claim.  Neither  the  failure  of the  corporation
(including  its  Board,  independent  legal  counsel,  or its  shareholders)  to have made a determination prior to the commencement of such action that  indemnification of the claimant is permissible  in the  circumstances  because he or she has met the applicable  standard of conduct,  if any,  nor an actual  determination  by the  corporation  (including  its Board, independent  legal  counsel,  or its  shareholders)  that  the  claimant  has  not  met  the applicable  standard  of conduct,  shall be a defense to the action or create a  presumption for the  purpose of an action  that the  claimant  has not met the  applicable  standard  of conduct.

Section 4.  Successful Defense.

      Notwithstanding  any other provision of this Article, to the extent that a director or officer has been  successful  on the merits or  otherwise  (including  the  dismissal  of an action without  prejudice or the  settlement of a proceeding or action without  admission of liability)  in defense  of any  proceeding  referred  to in  Section 1  or in defense of any claim, issue or matter therein,  he or she shall be indemnified  against expenses (including attorneys' fees) actually and reasonably incurred in  connection therewith.

Section 5.  Non-Exclusivity of Rights.

      The right to  indemnification  provided by this Article  shall not be exclusive of any other  right  which any person  may have or  hereafter  acquire  under any  statute,  bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Section 6.  Insurance.

      The  corporation  may maintain  insurance,  at its expense,  to protect itself and any
director,   officer,   employee  or  agent  of  the  corporation  or  another   corporation,
partnership,  joint venture,  trust or other  enterprise  against any expense,  liability or loss,  whether or not the corporation  would have the power to indemnify such person against such expense, liability or loss under the Law.

Section 7.  Expenses as a Witness.

      To the extent that any director,  officer,  employee or agent of the corporation is by reason  of  such  position,  or a  position  with  another  entity  at  the  request  of the corporation,  a witness in any action,  suit or  proceeding,  he or she shall be indemnified against all costs and expenses actually and reasonably  incurred by him or her on his or her behalf in connection therewith.

Section 8.  Indemnity Agreements.

      The  corporation may enter into  agreements  with any director,  officer,  employee or agent of the corporation  providing for  indemnification  to the fullest extent  permissible under the Law and the corporation's Articles of Incorporation.

Section 9.  Separability.

      Each and every  paragraph,  sentence,  term and  provision of this Article is separate and distinct so that if any paragraph,  sentence,  term or provision hereof shall be held to be invalid or unenforceable for any reason,  such invalidity or  unenforceability  shall not affect the validity or  enforceability of any other paragraph,  sentence,  term or provision hereof. To the extent required, any paragraph,  sentence,  term or provision of this Article may be  modified  by a court of  competent  jurisdiction  to preserve  its  validity  and to provide the  claimant  with,  subject to the  limitations  set forth in this Article and any agreement  between the  corporation  and  claimant,  the broadest  possible  indemnification permitted under applicable law.

Section 10. Effect of Repeal or Modification.

      Any repeal or  modification  of this Article shall not  adversely  affect any right of indemnification  of  a  director  or  officer  existing  at  the  time  of  such  repeal  or modification  with  respect  to any action or  omission  occurring  prior to such  repeal or modification.

                                                                                 ARTICLE VII
                             ARTICLE VII - EMERGENCY PROVISIONS

Section 1.  General.

      The  provisions  of this Article shall be operative  only during a national  emergency declared by the  President of the United  States or the person  performing  the  President's functions,  or in the event of a nuclear,  atomic or other attack on the United  States or a disaster making it impossible or  impracticable  for the corporation to conduct its business without  recourse to the  provisions  of this Article.  Said  provisions in such event shall override  all other  Bylaws of the  corporation  in  conflict  with any  provisions  of this
Article,  and shall remain  operative so long as it remains  impossible or  impracticable to continue the business of the  corporation  otherwise,  but thereafter  shall be inoperative;
provided that all actions taken in good faith pursuant to such provisions  shall  thereafter remain in full force and effect  unless and until  revoked by action  taken  pursuant to the provisions of the Bylaws other than those contained in this Article.

Section 2.  Unavailable Directors.

      All  directors of the  corporation  who are not  available to perform  their duties as directors  by reason of physical  or mental  incapacity  or for any other  reason or who are unwilling  to perform  their duties or whose  whereabouts  are unknown  shall  automatically cease to be  directors,  with like effect as if such persons had resigned as  directors,  so long as such unavailability continues.

Section 3.  Authorized Number of Directors.

      The authorized  number of directors  shall be the number of directors  remaining after eliminating  those who have ceased to be  directors  pursuant to  Section 2,  or the minimum number required by law, whichever number is greater.

Section 4.  Quorum.

      The number of  directors  necessary  to  constitute a quorum shall be one-third of the authorized number of directors as specified in the foregoing Section,  or such other minimum number as,  pursuant  to the law or lawful  decree  then in force,  it is  possible  for the
Bylaws of a corporation to specify.

Section 5.  Creation of Emergency Committee.

      In the event the  number  of  directors  remaining  after  eliminating  those who have ceased to be directors  pursuant to Section 2 is less than the minimum  number of authorized directors  required by law, then until the  appointment  of additional  directors to make up such  required  minimum,  all the  powers  and  authorities  which  the  Board  could by law delegate,  including  all  powers  and

authorities  which the  Board  could  delegate  to a
committee,  shall be  automatically  vested in an  emergency  committee,  and the  emergency committee shall  thereafter  manage the affairs of the  corporation  pursuant to such powers and  authorities  and shall have all other  powers and  authorities  as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

Section 6.  Constitution of Emergency Committee.

      The  emergency   committee  shall  consist  of  all  the  directors   remaining  after
eliminating those who have ceased to be directors pursuant to Section 2,  provided that such remaining  directors  are not less  than  three  in  number.  In the  event  such  remaining directors  are less than  three in number the  emergency  committee  shall  consist of three persons,  who shall be the remaining director or directors and either one or two officers or employees  of the  corporation,  as the  remaining  director  or  directors  may in  writing designate.  If there is no remaining director,  the emergency committee shall consist of the three most senior officers of the corporation who are available to serve,  and if and to the extent that  officers  are not  available,  the most senior  employees  of the  corporation.
Seniority  shall be  determined  in  accordance  with any  designation  of  seniority in the minutes of the proceedings of the Board,  and in the absence of such  designation,  shall be determined by rate of remuneration.  In the event that there are no remaining  directors and no officers or  employees  of the  corporation  available,  the  emergency  committee  shall consist of three persons  designated in writing by the shareholder owning the largest number of shares of record as of the date of the last record date.

Section 7.  Powers of Emergency Committee.

      The emergency  committee,  once  appointed,  shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number,  and in the event of a vacancy or  vacancies  therein,  arising  at any time,  the  remaining  member or members of the emergency  committee  shall have the power to fill such vacancy or vacancies.
In the event at any time after its appointment all members of the emergency  committee shall die or  resign or become  unavailable  to act for any  reason  whatsoever,  a new  emergency committee shall be appointed in accordance with the foregoing provisions of this Article.

Section 8.  Directors Becoming Available.

      Any person who has ceased to be a director  pursuant to the  provisions  of  Section 2 and who thereafter  becomes  available to serve as a director shall  automatically  become a member of the emergency committee.

ARTICLE VIII

Section 9.  Election of Board of Directors.

      The emergency  committee shall, as soon after its appointment as is practicable,  take all requisite action to secure the election of a board of directors,  and upon such election all the powers and authorities of the emergency committee shall cease.

Section 10. Termination of Emergency Committee.

      In the event, after the appointment of an emergency committee,  a sufficient number of persons  who ceased to be  directors  pursuant to  Section 2  become  available  to serve as directors,  so that if they had not ceased to be  directors  as  aforesaid,  there  would be enough  directors to constitute  the minimum  number of directors  required by law, then all such persons shall  automatically  be deemed to be  reappointed  as directors and the powers and authorities of the emergency committee shall be at an end.

                                 ARTICLE VIII - AMENDMENTS

Section 1.  Amendments.

      These Bylaws may be amended or repealed either by approval of the  outstanding  shares or by the approval of the Board;  provided,  however,  that a Bylaw specifying or changing a fixed  number of directors  or the maximum or minimum  number or changing  from a fixed to a variable Board or vice versa may only be adopted by approval of the outstanding  shares. The exact number of directors  within the maximum and minimum  number  specified in these Bylaws may be amended by the Board alone.